A Sprint PCS Network Partner

OTCBB: UNWR

Safe Harbor

This presentation may contain forward-looking statements. Forward-looking statements are statements about current and future business strategy, operations, capabilities, construction plan, construction schedule, financial projections, plans and objectives of management, expected actions of third parties and other matters. Forward-looking statements often include words like believes, belief, expects, plans, anticipates, intends, projects, estimates, may, might, would, or similar words. Forward-looking statements are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Since these forward looking statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward looking statements. Such factors include: the competitiveness of and the financial impact of Sprint wireless pricing plans, products and services; the ability of Sprint to provide back office, customer care and other services; consumer purchasing patterns; potential fluctuations in quarterly results; an adequate supply of subscriber equipment; risks related to our ability to compete with larger, more established businesses; rapid technological and market change; risks related to future growth and expansion; the ability to successfully complete the build-out of the IWO Holdings’ network; the potential need for additional capital; future losses; the significant level of indebtedness of the companies; and volatility of US Unwired’s stock price. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from those contained in this press release, please refer to Items 1, 7 and 7A of US Unwired’s Form 10-K for the period ended December 31, 2003, and Item 2 of US Unwired’s Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission.

US Unwired Overview

US Unwired has generated significant operational momentum over the past year

Major US Unwired Markets

Market POPs (000s) (1)

Jackson, MS 688

Macon, GA 675

Mobile, AL 675

Shreveport, LA 610

Huntsville, AL 546

Montgomery, AL 492

Beaumont, TX 473

Pensacola, FL 424

US Unwired Highlights

11.3 million Licensed POPs

8.1 million Covered POPs

1Q03 1Q04

Subscribers 378,377 431,273

Revenue ($            in mm) $81 $ 91

EBITDA ($            in mm) $8 $ 21

ARPU $ 55.51 $ 55.28

Churn 3.9% 3.0%

CPGA $ 287 $ 258

CCPU $ 36.77 $ 29.03

Note: Financial metrics in this presentation exclude IWO.

1. Source: 2002 Kagan data.

2. Net Loss for the periods were ($57) and ($10) million, respectively.

Momentum Catalysts

Superior Network Quality

Strategic Relationship with Sprint

Attractive Markets

Operational Momentum

Rapidly Improving Credit Profile

Strong Management Team

EBITDA

($            in mm)

$22.0

$17.0 $12.0 $7.0 $2.0

1Q03 2Q03 3Q03 4Q03 1Q04

$6.6 $9.8 $14.7 $16.7 $21.1

Note: All metrics exclude IWO.

*Consolidated Net Loss for the represented periods are, respectively, ($57.5), ($35.0), ($31.3), ($33.2) and ($9.7) million. EBITDA exclude IWO.

Superior Network Quality

US Unwired’s state-of-the-art digital network provides a solid foundation for growth

Have met Sprint buildout requirements and continue to invest for quality

US Unwired Network

Seamless integration with Sprint network

Leading-edge CDMA technology

100% Complete 1xRTT network

Benefits

Integral part of national network

Greater voice capacity and efficiency

Reduced operating and network upgrade costs vs. other technologies

Supports Vision (data) offerings

Cost effective capacity impact

Superior Network Performance

US Unwired’s network has supported its strong growth in traffic

Performance has improved even as traffic has grown substantially

Increasing System MOUs …

(in mm)

1,400

1,200 1,000 800

1Q03 2Q03 3Q03 4Q03 1Q04

879 1,027 1,065 1,126 1,203

… Improving Network Performance

3.0% 2.0% 1.0% 0.0%

1Q03 2Q03 3Q03 4Q03 1Q04

Dropped Blocked

2.2% 2.2% 2.3% 1.9% 2.3% 1.8% 1.9% 1.5% 1.7% 1.5%

Note: All metrics exclude IWO.

Growing Data ARPU

Data ARPU has improved considerably over the past year

Data ARPU

$3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00

1Q03 2Q03 3Q03 4Q03 1Q04

$1.26 $1.39 $1.61 $2.04 $2.44

Vision Subscribers

Subs (in 000s)

150 125 100 75 50 25 0

2Q03 3Q03 4Q03 1Q04

49 62 89 124

Note: Financial metrics exclude IWO.

Sprint Relationship

US Unwired realizes substantial benefits from Sprint affiliate agreement

Sprint PCS

Exclusive Affiliation Agreement

Seamless National Network

Leading Wireless Technology

National Advertising and Brand Recognition

Volume Purchase Discounts

National Wholesale and Distribution Agreements

Sprint Relationship

There have been major positive developments in the Sprint/Affiliate relationship

Area

Improving Sprint Operations

Improved Affiliate Relationships

Improvements

Positive management changes $1 billion in annual targeted cost reductions

Service bureau fees likely to decline Customer care outsourced to IBM

- Targeted improved performance

- Decreased delivery costs

New Sprint Affiliate management Simplified Pricing

Extended to select affiliates

Facilitated restructuring process

Provides greater predictability For non-Simplified Pricing affiliates

Targeted 2004 SBF fees $7.50

Reduced roaming rate to 4.1 cents

Attractive Markets

US Unwired operates in markets with favorable dynamics

Strong Demographic Characteristics

Contiguous to Major Sprint Markets

Attractive Year-Round Travel Destinations

Positive growth characteristics, especially in coastal areas

Concentration of colleges and universities

Diverse economic activity across industries

Petrochemical

Agriculture

Manufacturing

Dallas / Ft. Worth (5.3mm POPs) Atlanta (3.9mm POPs)

Houston (4.6mm POPs) Memphis (1.1mm POPs)

New Orleans (1.2mm POPs) Jacksonville (1.2mm POPs)

Gulf Coast beaches and Atlantic shore

Numerous highly-regarded golf destinations

Gaming

Improved Subscriber Base

US Unwired has focused its efforts on rebuilding its subscriber base

% Prime Customers Churn

65% 60% 55% 50%

1Q03 1Q04

64% 61%

4.0% 3.5% 3.0% 2.5% 2.0%

1Q03 1Q 04

3.9% 3.0%

Net Adds Service ARPU

(in 000s)

40 30 20 10 0

1Q03 1Q04

33 21

$60.00 $50.00 $40.00 $30.00 $20.00

1Q03 1Q04

$55.28 $55.51

Note: All metrics exclude IWO.

Improved Distribution Strategy

US Unwired has effected a change in its subscriber base through changes to its distribution strategy and its service offerings

Eliminated non-productive third party agents

Use of deposits and handset subsidies to better qualify ASL customers

- Typically have deposit structure at maximum permitted by Sprint Redeployment of prepaid product to serve subprime base profitably

Reduced bad debt from ~10% to 2-3%

Subscriber Base Composition

3/31/2003 3/31/2004

Prime 61% 64%

ASL 28% 22%

Prepaid 11% 14%

Note: All metrics exclude IWO.

Operating Performance Momentum

Subscribers


450,000
400,000
350,000
300,000
250,000
200,000
378,377
382,781
384,827
401,541
431,273
1Q03
2Q03
3Q03
4Q03
1Q04

Net Adds


35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
20,906
4,404
2,046
16,714
32,724
1Q03
2Q03
3Q03
4Q03
1Q04

CPGA


$400
$300
$200
$100
$0
$287
$372
$352
$357
$258
1Q03
2Q03
3Q03
4Q03
1Q04

ARPU


$60.00
$50.00
$40.00
$30.00
$55.51
$55.81
$56.04
$53.67
$55.28
1Q03
2Q03
3Q03
4Q03
1Q04

Note: Metrics exclude IWO.

12

Operating Performance Momentum

CCPU



$40.00
$30.00
$20.00
$10.00
$0.00
$36.77
$38.85
$35.55
$28.57
$29.03
1Q03
2Q03
3Q03
4Q03
1Q04

EBITDA



($ in mm)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$6.6
$9.8
$14.7
$16.7
$21.1
1Q03
2Q03
3Q03
4Q03
1Q04

Cash



($ in mm)
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$47.3
$53.4
$62.3
$64.9
$108.1
1Q03
2Q03
3Q03
4Q03
1Q04

Net Debt / LQA EBITDA (1)



16.0x
12.0x
8.0x
4.0x
0.0x
14.3x
9.8x
6.5x
5.7x
4.0x
1Q03
2Q03
3Q03
4Q03
1Q04

Note: Metrics exclude IWO.
(1) 1Q04 pro forma for the proposed transaction.

13

Transaction Summary/Benefits

Transaction Benefits Transaction Summary

Senior Secured Floating Rate Notes Due 2010

– Size: $125 million

– Rate: L + 425

– Security: First priority lien on all assets

– Call: Callable after 24 months

Senior Secured Floating Rate Notes Due 2012

– Size: $235 million

– Rate: 10%

– Security: Second priority lien on all assets

– Call: Callable after 48 months

– Upsized by $75MM for further balance sheet improvement

Additional $100MM first lien carve out

Accretive 3(a)9s transaction

– Value received greater than current share price

– Reduce total face amount of debt by $75MM

– Provide additional liquidity

Eliminates credit facility and enhances flexibility

– No maintenance covenants

Reduces cash cost of capital

– 13 3/8% Sub. Notes will become cash pay in November 2004

– Weighted average cost of debt significantly reduced

– Significantly reduces annual cash interest expense

Floating Rate Notes prepayable in 24 months

Note: IWO is treated as an unrestricted subsidiary.

Transaction Impacts

Capital Structure

As Of Transaction

3/31/2004 Pro Forma

(millions)

Cash $ 108.1 $ 140.3

Senior Bank Credit Facility 62.4 -

Other Loans 3.7 -

Capital Leases 6.7 6.7

13 3/8% Sr. Sub. Discount Notes 371.1 82.7

2010 Notes (LIBOR +4.25%) - 125.0

2012 Notes (10%) - 233.4

Total Debt $ 443.9 $ 447.8

Leverage Statistics:

LQA EBITDA* $ 76.0 $ 76.0

First Lien Debt/LQA EBITDA 0.9x 1.6x

Secured Debt/LQA EBITDA 0.9x 4.7x

Total Debt/LQA EBITDA 5.8x 5.9x

Net Debt/LQA EBITDA 4.4x 4.0x

Weighted Average Cost of Debt

14% 12% 10% 8% 6% 4%

Status Quo Pro Forma Nov 2004**

12.2% 9.4% 8.5%

Cash Interest Expense

$55 $45 $35 $25 $15

Status Quo Pro Forma Nov 2004**

$53 $42 $31

*Adjusted for $3MM in Sprint rebates **Assumes call of 13 3/8% notes

2004 US Unwired Annual Guidance

Net Subscriber Additions 65,000—75,000

Revenues ($MM) $ 405—$ 420

EBITDA ($MM) $70—$ 80

CapEx ($MM) $27—$ 33

Note: Metrics exclude IWO.

Momentum Catalysts

Superior Network Quality

Strategic Relationship with Sprint

Attractive Markets

Operational Momentum

Rapidly Improving Credit Profile

Strong Management Team

EBITDA

($            in mm)

$22.0

$17.0 $12.0 $7.0 $2.0

1Q03 2Q03 3Q03 4Q03 1Q04

$6.6 $9.8 $14.7 $16.7 $21.1

Note: All metrics exclude IWO.

EBITDA Reconciliation

EBITDA is an acronym for Earnings before Interest, Taxes, Depreciation and Amortization, although other items in addition to these are sometimes excluded to calculate EBITDA. Although EBITDA is not a calculation in accordance with accounting principles generally accepted in the United States (GAAP), we believe that EBITDA is widely used as a measure of operating performance in our industry. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining operating performance or liquidity that is calculated in accordance with GAAP. In addition, since all companies do not calculate EBITDA in the same manner, this measure may not be comparable to similarly titled measures reported by other companies. We believe the nearest comparable GAAP measure to EBITDA is our Net Loss, and we have presented below a reconciliation of the two measures.

	US Unwired Inc. (Parent)	Unwired Telecom Corporation	Louisiana Unwired LLC	IWO Holdings, Inc.	Consolidating Entries	Consolidated
Three-month period ended March 31, 2004						
EBITDA	$ (45)	$ -	$ 21,236	$ 6,877	$ (65)	$ 28,003
Depreciation and amortization	(457)	-	(14,979)	(13,964)	-	(29,400)
Interest income (expense), net	(12,010)	383	(1,579)	(11,314)	-	(24,520)
Gain on sale of assets	1	1,762	(2,233)	(25)	-	(495)
Equity in income (losses) of unconsolidated subsidiaries	(15,756)	116	(18,426)	-	34,182	116
Discontinued operations, net	-	386	-	-	65	451
Gain on disposal of discontinued operations	-	16,183	-	-	-	16,183
Net income (loss)	$ (28,267)	$ 18,830	$ (15,981)	$ (18,426)	$ 34,182	$ (9,662)
Three-month period ended March 31, 2003						
EBITDA	$ (935)	$ -	$ 7,799	$ (14,882)	$ (211)	$ (8,229)
Depreciation and amortization	(654)	-	(15,630)	(13,374)	-	(29,658)
Interest income (expense), net	(10,149)	325	(1,995)	(8,871)	-	(20,690)
Gain on sale of assets	-	-	2	-	-	2
Equity in income (losses) of unconsolidated subsidiaries	(46,888)	154	(37,127)	-	84,041	180
Discontinued operations, net	-	712	-	-	211	923
Net income (loss)	$ (58,626)	$ 1,191	$ (46,951)	$ (37,127)	$ 84,041	$ (57,472)

18

EBITDA Reconciliation

EBITDA is an acronym for Earnings before Interest, Taxes, Depreciation and Amortization, although other items in addition to these are sometimes excluded to calculate EBITDA. believe that EBITDA is widely used as a measure operating income, cash flows from operating activities since all companies do not calculate EBITDA in the comparable GAAP measure to EBITDA is our Although EBITDA is not a calculation in accordance with accounting principles generally accepted in the United States (GAAP), we of operating performance in our industry. Nevertheless, the measure should not be considered in isolation or as a substitute for or any other measure for determining operating performance or liquidity that is calculated in accordance with GAAP. In addition, same manner, this measure may not be comparable to similarly titled measures reported by other companies. We believe the nearest Net Loss, and we have presented below a reconciliation of the two measures.

Consolidated 16,271 (29,991) (21,249) (5) (46) (35,020) 22,765 (30,396) (23,715) (18) 57 (31,307) 22,765 (30,396) (23,715) (18) 57 (31,307)

$ $ $

$ $ $

Consolidating Entries - - - 40,923 40,923 - - - 37,246 37,246 - - - 37,246 37,246

$

$ $ $ $ $

Inc. 5,148 (13,591) (9,000) - (17,443) 6,988 (13,786) (10,789) (31) (17,618) 6,988 (13,786) (10,789) (31) (17,618)

IWO Holdings, (Non-Guarantor) $ $ $ $ $ $

otal (5) 13 13

T Guarantors 12,058 (15,742) (1,721) (17,448) (22,858) 15,995 (15,912) (1,625) (17,561) (19,090) 15,995 (15,912) (1,625) (17,561) (19,090)

$ $ $

$ $ $

hree-month period ended June 30, 2003 Louisiana (Guarantor) 11,009 (15,235) (2,073) 5 (17,443) (23,737) 15,161 (15,440) (1,989) 2 (17,618) (19,884) 15,161 (15,440) (1,989) 2 (17,618) (19,884)

T Unwired LLC hree-month period ended September 30, 2003 hree-month period ended December 31, 2003

T T

$ $ $

$ $ $

Unwired elecom 1,049 (507) 352 (10) (5) 879 834 (472) 364 11 57 794 834 (472) 364 11 57 794

T Corporation (Guarantor)

$ $ $

$ $ $

US Unwired Inc. (Parent) (935) (658) (10,528) - (23,521) (35,642) (218) (698) (11,301) - (19,628) (31,845) (218) (698) (11,301) - (19,628) (31,845)

$ $ $ $ $ $

pense), net in income (losses) of pense), net in income (losses) of pense), net in income (losses) of

DA DA Depreciation and amortization Net income (loss) DA Depreciation and amortization Net income (loss)

EBIT Depreciation and amortization Interest income (ex Gain on sale of assets Equity unconsolidated subsidiaries Net income (loss) EBIT Interest income (ex Gain on sale of assets Equity unconsolidated subsidiaries EBIT Interest income (ex Gain on sale of assets Equity unconsolidated subsidiaries